SOLIGENIX

OTC QB: SNGX

# Forward-Looking Statements

This presentation and the comments of our management related thereto contains forward-looking statements, which are generally statements that are not historical facts. Forward-looking statements can be identified by the words "expects," "anticipates," "believes," "intends," "estimates," "plans," "will," "outlook," "potential" and similar expressions. Forward-looking statements are based on management's current plans, estimates, assumptions and projections, and speak only as of the date they are made. We undertake no obligation to update any forward-looking statement in light of new information or future events, except as otherwise required by law. Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and are generally beyond our control. Actual results or outcomes may differ materially from those implied by the forward-looking statements as a result of the impact of a number of factors, many of which are disclosed in detail in our Annual Report on Form 10-K and our other quarterly and periodic reports filed with the Securities and Exchange Commission. The forward-looking statements in this presentation speak only as of the date of the presentation and Soligenix, Inc. assumes no obligation to update or revise any forward-looking statements as a result of new information or future events.

# Company Highlights

- **Diverse pipeline with multiple potential value drivers in development**
  - Innovative products addressing high unmet medical needs
  - Experienced management and Board of Directors
  - Expertise in specialized development areas of GI, oncology and biodefense
  - Potential for co-development and/or out-licensing opportunities
  - Exclusive worldwide collaboration with Intrexon Corporation to develop novel passive immunotherapy for melioidosis
  - Exclusive commercial collaboration with SciClone Pharmaceuticals in China for SGX942 in treatment of oral mucositis
- **Large underserved target markets**
  - Multiple programs targeting indications with at least $200M+ worldwide markets
  - Majority of pipeline programs in orphan (rare) diseases
- **Robust news flow potential over next 12-24 months**
  - Advanced clinical development, including SGX301 for cutaneous T-cell lymphoma (Phase 3), SGX203 for pediatric Crohn's disease (Phase 2/3) and SGX942 for oral mucositis (Phase 2)
  - Multiple new grant applications filed and in-process
  - BARDA and NIAID contract awards of up to $26.3M and $6.4M for GI ARS, respectively
- **Capital efficient with strong track record of sourcing non-dilutive funding**
  - No debt or preferred stock
  - Significant government grant/contract support for most programs
  - ~ $40M awarded to date through BARDA, NIH and FDA grants/contracts

# Development Candidates

## BioTherapeutics

| | Preclinical | Phase 1 | Phase 2 | Phase 3 |
|---|---|---|---|---|
| SGX301<br>Cutaneous T-Cell Lymphoma (CTCL) | ORPHAN DESIGNATION | | | Ph. 3 data 2H 2016* |
| SGX942<br>Oral Mucositis in Head & Neck Cancer | FAST TRACK DESIGNATION | | | Ph. 2 data 1H 2015* |
| SGX203<br>Pediatric Crohn's Disease | ORPHAN/FAST TRACK DESIGNATION | | Ph. 2/3 data 2H 2016* | |
| SGX201<br>Radiation Enteritis** | FAST TRACK DESIGNATION | | Ph. 2b data 2H 2016* | |

## Vaccines / BioDefense**

| FDA Animal Rule | Proof-of-Concept | Animal | Phase 1 | Phase 2/3 |
|---|---|---|---|---|
| ThermoVax™<br>Heat Stabilization Technology for Vaccines | | Pediatric vaccine data 1H 2015* | | |
| RiVax™ – Vaccine<br>Ricin Toxin Pre-Exposure | ORPHAN DESIGNATION | | | Animal data 1H 2015* |
| VeloThrax™ – Vaccine<br>Anthrax Toxin Pre- and Post-Exposure | ORPHAN/FAST TRACK POTENTIAL | | Ph. 1 start 1H 2016* | |
| OrbeShield™ – Therapeutic<br>GI Acute Radiation Syndrome (GI ARS) | ORPHAN/FAST TRACK | BARDA Contract Award of up to $26.3M<br>NIAID Contract Award of up to $6.4M | | |
| SGX943/SGX101<br>Melioidosis | Worldwide Collaboration with Intrexon Corporation | | | |

Denotes funding in whole or in part by NIH, BARDA and/or FDA

*Anticipated event and timing **Potential value drivers dependent on continued government funding

# Multiple Potential Value Drivers

| | 2014 | 2015 | | 2016 | |
|---|---|---|---|---|---|
| **SGX301** | FDA clearance Ph. 3 study | 1H: Ph. 3 start in CTCL | | | 2H: Ph. 3 data in CTCL |
| **SGX942** | | 1H: P2 data in Oral Mucositis | | 1H: P3 start in Oral Mucositis | |
| **SGX203** | FDA clearance Ph. 2/3 study | 1H: P2/3 start in Pediatric Crohn’s | | | 2H: P2/3 data Pediatric Crohn’s |
| **SGX201*** | | | 2H: P2b start in Radiation Enteritis | | 2H: P2b data in Radiation Enteritis |
| **ThermoVax™*** | Combination vaccine data | 1H: Pediatric vaccine data | | | |
| **RiVax™*** | Potential NIAID contract award | 1H: Preclinical animal (NHP) data | 2H: P1/2 human safety study start | 1H: P1/2 human safety data | |
| **VeloThrax™*** | Preclinical animal data | | | 1H: P1 human safety study start | |
| **OrbeShield™*** | Preclinical animal data | 1H: Preclinical study start | 2H: Preclinical animal (NHP) data | | |

* *Potential value drivers dependent on continued government funding*

# Experienced Management and Board of Directors

**Christopher J. Schaber, MSc, PhD**
President & CEO

- 25 years of experience
- Discovery Laboratories (COO)
- Acute Therapeutics (Co-Founder)
- Ohmeda Pharmaceuticals
- The Liposome Company
- Wyeth Ayerst

**Richard Straube, MD**
Chief Medical Officer

- 30 years of experience
- Stealth Peptides Inc.
- INO Therapeutics
- Ohmeda Pharmaceuticals
- Centocor

**Robert Brey, PhD**
Chief Scientific Officer

- 30 years of experience
- Lederle-Praxis (Am. Cyanamid)
- Vaxcel
- Merck

**Oreola Donini, PhD**
VP, Preclinical R&D

- 13 years of experience
- Inimex Pharmaceuticals
- ESSA Pharma, Inc
- Kinetek Pharmaceuticals

**Joseph Warusz, CPA, MBA**
Acting Chief Financial Officer

- 29 years of experience
- Amicus Therapeutics
- Bristol-Myers Squibb
- Peat Marwick

**Keith Brownlie, CPA**

- 35 years of experience
- Ernst & Young

**Marco Brughera, DVM**

- 30 years of experience
- Sigma-Tau SpA (Global Head, Rare Disease Franchise)
- Pfizer
- Pharmacia

**Gregg Lapointe, CPA, MBA**

- 20 years of experience
- Cerium Pharmaceuticals (CEO)
- Sigma-Tau Pharmaceuticals
- AstenJohnson
- Price Waterhouse Coopers

**Robert Rubin, MD**

- 36 years of experience
- The Lewin Group
- Georgetown School of Medicine
- Former Assistant Surgeon General of the United States

**Jerome Zeldis, MD, PhD**

- 33 years of experience
- Celgene Corporation (CMO)
- Sandoz
- Janssen Research Institute

# BioTherapeutics



**Targeted Approach to Treating Oncology & Inflammation**



# BioTherapeutics Business Segment

*Commercial targets – unmet medical needs in oncology and inflammation*


Soligenix BioTherapeutics Segment
Oncology
SGX301
Cutaneous T-Cell Lymphoma
Oncology Supportive Care
SGX942
Oral Mucositis in Head & Neck Cancer
Oral BDP (SGX201)
Acute Radiation Enteritis
Autoimmune (GI Inflammation)
Oral BDP (SGX203)
Pediatric Crohn's Disease

SOLIGENIX

# SGX301 – Synthetic Hypericin

**Overview**

- **First-in-class, represents new treatment paradigm – *safe, visible light activates topical SGX301 (synthetic hypericin) to treat disease***
  - Hypericin is one of the most powerful photosensitizers in nature
  - Established Mechanism - Generation of Singlet Oxygen and Apoptosis
- **Patient benefit - Reduced health risk compared to current photodynamic therapies**
  - By using fluorescent light, not ultraviolet A (UVA) light, eliminates cancer causing UV radiation of standard PUVA (Psoralen + UVA) therapy
  - Synthetic hypericin devoid of mutagenic properties of psoralen
- **Licensed Exclusive World-Wide Rights from NYU and Weizmann Institute**

**SGX301**
*Supercharged by Visible Light*


Cool White Fluorescent Bulb (visible light)
Hypericin (ground state)
Hypericin (excited state)
Tissue oxygen
Free radicals, singlet oxygen
Localized, directed, cellular toxicity
Induced apoptosis of malignant T-Cells

# Cutaneous T-Cell Lymphoma (CTCL)

Overview

- **Class of Non-Hodgkin's Lymphoma (NHL)**
- **Caused by a mutation of T-cells**
  - Most NHLs are B-cell related
  - Malignant, skin-trafficking T-cells are recruited to the upper dermis and epidermis (by virtue of expression of high levels of the chemokine receptor CCR4)
- **Two main subtypes of CTCL**
  - Mycosis fungoides (MF) - Early-stage (most common), 88% 5-year survival
  - Sézary syndrome (SS) - Advanced-stage, 24% 5-year survival
- **Skin-directed therapy is emphasized for early CTCL**
- **Immune modifiers plus skin directed therapy represents the therapeutic trend for more advanced stages of CTCL**




Atypical T-cells
in dermis

# SGX301 for CTCL

**Phase 1 & 2 Clinical Trials**

- **First-in-class, proprietary composition represents new treatment paradigm – *visible light with topical synthetic hypericin (skin-directed therapy)***
- **Phase 1 study in healthy volunteers demonstrated safety and tolerability**
- **Phase 2 placebo-controlled, double-blind, multi-center pilot study**
  - Demonstrated that hypericin-treated lesions had a significantly higher response rate ($p \leq 0.04$) compared to placebo-treated lesions
  - Adverse effects produced by hypericin were mild and related to minor irritation of the skin after exposure to visible light

**Market Opportunity**

- **CTCL affects over 40,000 NHL patients worldwide; currently no cure**
  - Most patients survive CTCL so side-effect profile of treatment critical
- **Approved therapies are primarily for patients with advanced/late-stage CTCL**
- **No approved skin-directed therapy for early stage (I-IIA) CTCL (~95% CTCL patients)**
  - Most common unapproved therapies used for early-stage disease is oral 5 or 8-methoxypsoralen (Psoralen) given with ultraviolet A (UVA) light, referred to as PUVA
  - Psoralen is a mutagenic chemical; UVA is a carcinogenic light source
  - PUVA carries Black Box warning for potential malignancies (melanoma)

**Development Plan**

- **Phase 3 double-blind, placebo-controlled study in ~120 CTCL subjects to be initiated 1H 2015**
  - Data expected 2H 2016
- **FDA Orphan Drug designation granted**
- **Non-dilutive funding potential**
  - Submit NIH and Orphan grants to support development

# SGX301 – Phase 2 Response Rate

**Summary of CTCL Lesion Responses to Synthetic Hypericin Ointment Following Six Weeks of Treatment**

| | Responders/Total[a] | Percent Responders[a] |
|---|---|---|
| All Hypericin Responders | 7/12 | 58.3%[b] |
| Hypericin 0.25% Dose | 5/9[c] | 55.6%[b] |
| Hypericin 0.1% Dose | 5/12 | 41.7%b |
| Placebo Responder | 1/12 | 8.3% |

*Note: No serious adverse events other than mild phototoxicity at treated site*

a. Data reflect the number of patients who had a response to any dose; some patients may have been responders at more than one dose of treatment
b. $p \leq 0.04$ versus placebo (exact binomial limits)
c. Three patients not treated with the 0.25% dose of hypericin, 0.1% top dose given

Data Source: Journal American Academy Dermatology, Vol 63, Number 6, 2010

# Clinical Efficacy
## Before and After – SGX301 and Visible Light

**CTCL Patch**
**Pre-Therapy**



**Hypericin Therapy**
**Using Visible Light**



**CTCL Patch**
**Post -Therapy**



# SGX94: Regulating the Innate Defense System

| | |
|---|---|
| Innate Immunity | • **First responder to infection and tissue injury**<br>o Mobilizes anti-infective and tissue healing factors<br>o Mobilizes adaptive immunity<br>o May cause excessive inflammatory response |
| First-in-Class Innate Defense Regulator | • **Synthetic 5 amino acid Innate Defense Regulator (IDR) targeting Sequestosome-1(p62)**<br>o p62 is a pivotal high-level regulator of innate immunity<br>• **Primes host systemic innate immune response to reduce inflammation**<br>o No effect on acquired immunity<br>o Controls both infection and inflammation<br>o Broad spectrum response to both injury and pathogens: not injury or pathogen specific<br>o Enhances tissue healing<br>o Non-immunogenic and safe for multiple IV administrations<br>• **Strong patent estate with composition of matter patent expiring in 2028** |
| Robust Preclinical Package | • **Effectiveness demonstrated in animal models of bacterial infection and mucosal damage**<br>o Enhanced host survival & accelerated pathogen clearance without direct antibacterial activity<br>o Rapid onset of action with prolonged efficacy after single exposure; no drug accumulation<br>o Utility as both a prophylactic AND a therapeutic<br>o Effectiveness in leukopenic and immunosuppressed animals<br>o Effectiveness at all anatomical barriers: skin, oral mucosa, GI tract<br>o Effectiveness in index models of oral mucositis and sepsis |

# Oral Mucositis – Multi-Factorial Disease

**Mucositis**

- **Debilitating side effect of cancer chemotherapy and / or radiotherapy**
  - Massive ulceration of the mouth, tongue, soft palate and oropharynx
  - Results in severe pain, inability to eat, reduced cancer treatment tolerance and significant increases in resource use and cost of care

**Innate Immune System in Mucositis**

- **Chemo or radiation therapy primarily damage the cells and tissues of the endothelium / sub-mucosa (see panel 2 below)**
- **Innate response to the "damage associated patterns" (DAMPS) produced by endothelium and resident sub-mucosal cells triggers inflammatory cascade which potentiates the damage (panel 3), eventually leading to overt ulceration and secondary infections (panel 4)**
- **After chemo-radiation, patients typically endure 6-9 weeks of painful mucosal injury, the epithelium and endothelium usually recover (panel 5) spontaneously**
- **SGX942 addresses all stages of mucositis by modulating innate defenses**




Radiation
Innate response to damage
Epithelium
Sub-Mucosa
Chemotherapy
SGX942

Ref: S. Sonis 2004

# Radiation-Induced Mucositis

*GOLD STANDARD Animal Model of Mucositis related to H&N Cancer*

- Decreased duration of mucositis by ~50%
- Decreased peak severity from 3.4 to 3.0



60
50
40
30
20
10
0
% Days Score of >/= 3
46% reduction
P < .001
Vehicle
SGX942

<u>Oral Mucositis Induced in Hamsters by Fractionated Radiation – GOLD STANDARD</u>

- On study days 0, 1, 2, 3, 6, 7, 8 and 9, male Syrian Golden Hamsters (N=12/group) were given acute radiation (7.5 Gy) to their left buccal cheek pouch
- SGX942 administered IV via cannula, 2 hrs after radiation on days 0, 3, 6 and 9 at 25 mg/kg
- Mucositis evaluated clinically, starting on day 7 and thereafter on alternate days until day 35

# Chemo-Induced Mucositis

*PROTECTS against chemotherapy damage*
*PROTECTS ALL mucosal tissue*

Duration of Severe Oral Mucositis


%Animals Days with a Score ≥3
25
20
15
10
5
0
53% reduction
p<.001
VEHICLE
SGX942

Clinical Endoscopy Score


Mean Endoscopy Colitis Score (+/-SEM)
Day 4
Day 7
2.0
1.5
1.0
0.5
0.0
p<.05
Vehicle
SGX942
Vehicle
SGX942

STUDY DESIGN:

- C3H/H3N Crl mice; N=12/grp; Day -4 & -2: 60mg/kg 5FU IP; Day 0: Chemical burn (4x4 mm sq paper soaked in 50% acetic acid applied for 1 min); Days 1-14: monitor: oral mucositis score; body wt; blood in stool; clinical obs.; Days 4 & 7: endoscopy

# SGX942 for Oral Mucositis

**Phase 1 Clinical Trial**

- **Proprietary composition administered as 4-min IV infusion – short plasma half-life, rapid tissue penetration and prolonged pharmacodynamic impact**
- **Phase 1 single and multiple ascending dose, double-blind, placebo-controlled study in 84 healthy volunteers**
  - Safe and well tolerated
  - Pharmacokinetics
    - Dose proportional with rapid clearance
  - Pharmacodynamics
    - Evidence of anti-inflammatory response

**Market Opportunity**

- **Oral mucositis (grades II-IV) affects over 180,000 head and neck cancer patients worldwide**
- **No drug approved for oral mucositis in head and neck cancer; unmet medical need**
  - Only approved drug for oral mucositis is palifermin in transplantation; contra-indicated for solid tumor patients
- **Exclusive commercial collaboration with SciClone Pharmaceuticals in China**

**Development Plan**

- **Phase 2 double-blind, dose-ranging, placebo-controlled study in ~75 head and neck cancer subjects with oral mucositis initiated**
  - Data expected 1H 2015
  - Reduce risk by leveraging insights from recent trials, including access to SciClone's clinical/regulatory data library; development of biomarkers to enrich recruitment: potential for development of a "companion diagnostic"
- **FDA Fast Track designation granted**
- **Non-dilutive funding**
  - Recently awarded $200,000 NIH SBIR grant

# SGX942 – Other Development Targets

*Multiple potential targets in infectious disease and biodefense with opportunity for non-dilutive funding to support development*

| Target Indication | Potential Application (s) | Potential Funding | Summary and Potential Next Steps |
|---|---|---|---|
| Acute Bacterial Skin and Skin Structure Infection (ABSSSI) | Infectious disease | NIH, FDA | Data generated in animal model; Phase 2 protocol cleared by FDA |
| Acinetobacter | Infectious disease | NIH, FDA, Gates | Established animal model for evaluation |
| Melioidosis | Biodefense – Category B; infectious disease | NIH, DoD, FDA, BARDA | Recently awarded $300,000 NIH SBIR grant; established animal model – also common in Thailand with ~40% mortality rate |
| Acute Radiation Syndrome | Biodefense – Category A; GI inflammation | NIH, DoD, FDA, BARDA | FDA Orphan Drug Designation received; established animal model for evaluation |

# Oral Beclomethasone 17,21-Dipropionate

Overview

- **SGX201, SGX203 and OrbeShield™ are all independent product opportunities based on our orally administered proprietary formulation technology with beclomethasone 17,21-dipropionate (BDP)**
  - Each enables potent, topical corticosteroid effect to treat GI inflammation with reduced systemic toxicity
  - In Pediatric Crohn's Disease, strategy is to decrease need for prolonged use of high-dose systemic prednisone and provide superior safety profile
- **BDP is approved and has been used for over 35 years via other methods of delivery**
  - Inhaled forms for asthma such Clenil, Qvar
  - Nasal forms for rhinitis such as Beconase, Alanase, Vancenase
  - Creams for severe inflammatory skin disorders such as Propaderm
- **Soligenix formulations of oral BDP have been tested in ~350 subjects to date**
  - No major or unanticipated side effects observed

# SGX203 for Pediatric Crohn's Disease

**Overview**

- **Two tablet proprietary formulation of immediate and delayed release BDP**
  - Designed to treat inflammation throughout the GI tract
  - Positioned as a corticosteroid option with less toxicity than the current standard systemic steroid therapy – prednisone

**Market Opportunity**

- **Over 160,000 children/adolescents with Crohn's disease worldwide – 50% have disease proximal to terminal ileum**
  - ~ 80% treated with steroids off-label as first-line therapy - adrenal suppression and resultant growth retardation of particular concern
- **Remicade is only approved product in Pediatric Crohn's disease in the US**
  - Used in 30% of patients within first year of diagnosis
  - Black Box warning for potential malignancy (T cell lymphoma)

**Development Plan**

- **Phase 1 PK study completed in 24 healthy volunteers ages 18-22**
  - Safe and well tolerated supporting convenient twice daily dosing
  - Results will be used to refine PK model for Phase 2/3 trial
- **Phase 2/3 trial targeted to begin 1H 2015**
  - Data expected 2H 2016
- **FDA Orphan Drug and Fast Track designations granted**
- **Non-dilutive funding potential**
  - Submit NIH and Orphan grants to support development

# Vaccine/BioDefense



**Addressing Critical Concerns for Industry and Government**



# Vaccine/BioDefense Business Segment


Soligenix
Vaccine / BioDefense
Division
ThermoVax™
Heat Stabilization
Platform
Infectious Disease
Vaccines
BioDefense
Vaccines
BioDefense
Vaccines
RiVax™
Ricin Vaccine
VeloThrax™
Anthrax Vaccine
OrbeShield™
(Oral BDP
Therapeutic)
Gastrointestinal Acute
Radiation Syndrome
(GI ARS)
SGX101/
SGX943
(Therapeutic)
Melioidosis

**** Funded by Government***

SOLIGENIX

# ThermoVax™ – Vaccine Thermostability Platform

**Overview**

- **Dried vaccine with desirable physical and immunogenic properties**
- **Improved stability and shelf-life at temperatures exceeding 40ºC**
  - Positive Proof of Concept (POC) – 1 year stability data with no degradation
- **Preservation of native protein structure**
  - Demonstrated with aluminum-adjuvanted ricin toxin vaccine (RiVax™)
- **Potential applicability to other immunostimulatory compounds that would benefit from the effectiveness of subunit vaccines**
- **Potential for development of multivalent or combination vaccines (e.g., Positive POC has been demonstrated with combination ricin-anthrax vaccine)**

**Market Opportunity**

- **WHO reports ~ 50% of all vaccine doses globally are wasted due to excursions from required cold chain temperature ranges**
- **DHHS report entitled "Vaccines for Children Program: Vulnerabilities in Vaccine Management," demonstrates the need for thermostable vaccines; undetected cold chain variations put recipients at risk of exposure to impotent vaccines**
- **Potential savings from elimination of cold chain costs and related product losses would significantly increase profit potential of vaccines, especially in third-world/emerging markets**
- **Currently interacting with vaccine companies, not-for-profit organizations and government agencies regarding potential partnering**

**Development Plan**

- **Under current $9.4M NIH grant, continue development of thermostable formulations of RiVax™ and VeloThrax™ (anthrax vaccine)**
- **Conduct feasibility POC studies with other adjuvanted vaccines and/or multivalent combinations**

# RiVax™ – Ricin Toxin Vaccine

**Overview**

- **Produced as aluminum-adsorbed vaccine**
  - Efficacy against all routes of toxin exposure
- **Statistically significant ($p < 0.002$) survival versus controls in non-human primate (NHP) lethal ricin toxin aerosol exposure model**
  - Induction of neutralizing antibodies and protection against aerosol exposure
  - No signs of gross lung damage versus severe lung damage in controls
- **Phase 1 studies demonstrated safety, induction of antibodies specific for toxin**

**Market Opportunity**

- **Ricin toxin vaccine of rising interest to US due to recent terrorist threats and ease of castor bean procurement and production**
  - Government has placed priority on development activities
- **Potential to be first approved ricin toxin vaccine**
  - Only one other developer in the field

**Development Plan**

- **Evaluate additional adjuvants for more rapid onset immunity**
  - Positive POC data generated for combination ricin-anthrax vaccine
  - Begin Phase 1/2 in 2H 2015
- **FDA Orphan Drug designation granted**
- **Non-dilutive financing**
  - >$20M to date from NIH for ricin toxin vaccine development
  - Submitted NIH contract proposal to support ongoing development; response expected September 2014

# OrbeShield™ for GI ARS

**Overview**

- **Proprietary two tablet immediate and delayed release BDP formulation**
  - Multiple commercial scale cGMP batches manufactured with long-term controlled room temperature stability
- **Statistically significant survival post radiation exposure versus controls in canine model of GI ARS**
  - 2-hour post exposure: median survival = 100 days, p=0.04
  - 24-hour post exposure: median survival = 87 days, p=0.048

**Market Opportunity**

- **Oral BDP a "re-purposed" drug within BARDA jurisdiction and specific target of interest**
- **Category A countermeasures against radiation exposure of interest to US / world governments**
  - More than $600M spent to date on therapeutics against radiation injury
  - Continued interest in OrbeShield™ from NIH, BARDA and FDA

**Development Plan**

- **Initial canine study conducted at the Fred Hutchinson Research Center under NIH grant award**
- **Began preclinical development program under BARDA/NIAID contract(s)**
  - Data expected in 2014 and 2015
- **FDA Orphan Drug and Fast Track designations granted**
- **Non-dilutive financing**
  - BARDA contract award of up to $26.3M over 5 years
  - NIAID contract award of up to $6.4M over 3 years

# SGX101 for Melioidosis

**Overview**

- **Melioidosis is caused by *Burkholderia pseudomallei (Bps)***
  - Frequently resistant to antibiotic treatment
  - High mortality and relapse rate, despite prolonged therapy
- **Exclusive Channel Collaboration with Intrexon Corporation**
  - Development of human monoclonal antibody (mAb) technology
  - Specifically targeting *Bps* intracellular lifecycle and virulence factors
- **Utilizes Intrexon's core expertise including:**
  - Human B-cell / antibody library (LEAP™ technology and the mAbLogix™ platform for rapid, "fully human" antibody discovery)
  - UltraVector® platform for recombinant protein production and scale-up

**Market Opportunity**

- **Biodefense Applications:**
  - Listed as a top five High-Priority Threat in the HHS 2012 Public Health Emergency Medical Countermeasures Enterprise (PHEMCE) Strategic Plan
  - Robust bacteria capable of aerosol delivery with high mortality
- **Therapeutic Applications:**
  - Use in endemic regions (Northern Australia, Thailand, India, China)

**Development Plan**

- **Antibody discovery and development**
- **Selection of recombinant mAb(s) with *in vitro* and *in vivo* activity**
- **Development under "Animal Rule" and/or clinical trials in endemic regions**
- **Potential for FDA Orphan Drug and Fast Track designations**
- **Non-dilutive financing**
  - Multiple Grants to be submitted (NIH, BARDA, DoD, FDA Orphan)

# Significant WW Market Potential


$ Millions
500
450
400
350
300
250
200
150
100
50
0
$500+
$250
$200
$300
$200
$500
$450
SGX942 Oral Mucositis
SGX301 Cutaneous T-Cell Lymphoma
SGX203 Pediatric Crohn's Disease
SGX201 Acute Radiation Enteritis
RiVax™ Ricin Vaccine
VeloThrax™ Anthrax Vaccine
OrbeShield™ GI Acute Radiation Syndrome

## Assumptions(1)

**Oral Mucositis in H&N Cancer**
- 90,000 Patients US
- 90,000 Patients EU

**Cutaneous T-Cell Lymphoma**
- 20,000 Patients US
- 20,000 Patients EU

**Pediatric Crohn's Disease**
- 80,000 Patients US
- 80,000 Patients EU

**Acute Radiation Enteritis in Colorectal cancer**
- 50,000 Patients US
- 50,000 Patients EU

**RiVax™ Ricin Vaccine**
- Assumes 3 year procurement order of $200 million

**VeloThrax™ Anthrax Vaccine**
- Assumes 4 year procurement order of $500 million

**OrbeShield™ GI ARS**
- Assumes 3 year procurement order of $450 million

(1) Supporting data on file

# Investment Highlights

- **Diverse pipeline with multiple potential value drivers in development**
  - Innovative products addressing high unmet medical needs
  - Experienced management and Board of Directors
  - Expertise in specialized development areas of GI, oncology and biodefense
  - Potential for co-development and/or out-licensing opportunities
  - Exclusive worldwide collaboration with Intrexon Corporation to develop novel passive immunotherapy for melioidosis
  - Exclusive commercial collaboration with SciClone Pharmaceuticals in China for SGX942 in treatment of oral mucositis
- **Large underserved target markets**
  - Multiple programs targeting indications with at least $200M+ worldwide markets
  - Majority of pipeline programs in orphan (rare) diseases
- **Robust news flow potential over next 12-24 months**
  - Advanced clinical development, including SGX301 for cutaneous T-cell lymphoma (Phase 3), SGX203 for pediatric Crohn's disease (Phase 2/3) and SGX942 for oral mucositis (Phase 2)
  - Multiple new grant applications filed and in-process
  - BARDA and NIAID contract awards of up to $26.3M and $6.4M for GI ARS, respectively
- **Capital efficient with strong track record of sourcing non-dilutive funding**
  - No debt or preferred stock
  - Significant government grant/contract support for most programs
  - ~ $40M awarded to date through BARDA, NIH and FDA grants/contracts



# THANK YOU

www.soligenix.com